Investor Presentation February 24, 2016 Solutions to ENHANCE Performance Exhibit 99

Safe Harbor Statement & Disclosure
This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP).
Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and
10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results.
Guidance noted in the following slides was effective as of the company’s most recent earnings release and conference call (February 17, 2016). Nothing in this presentation should be construed as reaffirming or disaffirming such guidance.
This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-
Yale’s securities.
2
Solutions
to ENHANCE
Performance

Hyster-Yale Snapshot
Hyster-Yale Materials Handling, Inc. (NYSE:HY) designs,
engineers, manufactures, sells and services a
comprehensive line of lift trucks and aftermarket parts.
Separate lift truck and fuel cell power solutions
segments.
Headquartered in Cleveland, Ohio
Approximately 5,500 employees globally
LTM 12/31/15 Revenue –
$2.6 billion
LTM 12/31/15 Net income –
$74.7 million
LTM 12/31/15 EBITDA
(1)
–
$136.6 million
12/31/15 Net cash –
$102.0 million
LTM 12/31/15 ROTCE
(1)
of 20.2% (Net cash basis)
(1)
EBITDA and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.  For discussion of non-GAAP items and the related reconciliations to GAAP measures, see information in the Appendix starting on page 32.
3
Solutions
to ENHANCE
Performance

Bolzoni
Transaction –
Acquisition Plan
PENTA HOLDING
•
On February 14, 2016, signed agreement to acquire Penta S.p.A., a majority stakeholder (50.4%) of Bolzoni
S.p.A., an Italian-listed public company and leading worldwide producer of attachments, forks and lift tables under the Bolzoni
Auramo
and Meyer brand names
•
Purchase price of Penta –
EUR 53.5 million
•
The closing of the Penta transaction is expected during the 2 nd
quarter of 2016, subject to legal and regulatory
conditions*
•
Acquisition of Penta is the first step in the process to acquire 100% of Bolzoni
S.p.A.
•
Following the closing of the Penta transaction, HY will launch a mandatory tender offer for all of the remaining outstanding shares of Bolzoni
at the cash price of EUR 4.30 per share (inclusive of Bolzoni’s
2015 consolidated net
income)
•
Acquisitions funded by HY’s cash on hand and borrowings under HY’s existing credit facility
*There
can
be
no
assurance
that
all
conditions
will
be
met,
that
acquisition
of
Penta
(and
indirectly
of
Bolzoni
S.p.A.)
will
occur
or
that
the
anticipated
benefits and effects of the transaction will be realized.
Solutions
to ENHANCE
Performance

PENTA HOLDING
External
Internal
Insource components
Leverage excess capacity
Accretive to earnings
Closer to our customers
Enhance solutions capabilities
Expand global reach
Bolzoni Transaction –
Rationale
Solutions
to ENHANCE
Performance

Our Businesses Organic growth through market share gain Rapid growth in emissions free customer applications Our Core Lift Truck Business Our Hydrogen Power Business Solutions to ENHANCE Performance 6

Hyster-Yale Is a True Full-Line Lift Truck Supplier…
Electric
Counterbalanced
Rider Trucks
Electric Narrow
Aisle Trucks
Electric Hand
Trucks
Internal
Combustion Engine
(cushion tire)
Internal
Combustion Engine
(pneumatic tire)
Electric
CB
3 wheel Electric
4 wheel Electric
Pallet Trucks
Stackers
Very Narrow
Aisle Trucks
Order Pickers
Reach Trucks
Internal
Combustion
Engine
ICE CB
Laden Container
Handlers
Big Trucks
Empty Container
Handlers
Forklifts
Reach Stackers
CLASS 1
CLASS 2
CLASS 3
CLASS 4
CLASS 5
1.0T to 5.5T
1.5T to 6.0T
1.5T to 8.0T
1.0T to 7.0T
1.0T to 52.0T
Warehouse Equipment
Over 260 different truck models available
7
Solutions
to ENHANCE
Performance

…with Full Range of Power Options
Electric
Counterbalanced
Rider Trucks
Electric
Narrow
Aisle
Trucks
Electric
Hand
Trucks
Internal
Combustion Engine
(cushion tire)
Internal Combustion
Engine
(pneumatic tire)
CLASS 1
CLASS 2
CLASS 3
CLASS 4
CLASS 5
Lead Acid
Battery
Fuel Cell
Engine
LPG & Bi-fuel
Diesel Tier 3
/ Stage III
LPG & CNG
Diesel Tier 4
/ Stage IV
Photo
Photo
Photo
Lithium Ion
Battery
Solutions
to ENHANCE
Performance

(units in thousands)
_____________________
Trend line represents 4.1% long-term CAGR Average Industry Size. Source:  WITS.  Represents order intake.
_____________________
Source: WITS.  LTM 12/31/15 and LTM 12/31/14 order intake.
Lift Truck Industry –
Unit Distribution by Class
_____________________
Source: WITS.  LTM 12/31/15 Orders Reports.
ICE = Internal Combustion Engine
Total Industry  = 1,100k
Units
_____________________
Source: Internal Company estimates
Market Size -
Size
Estimated Industry Revenue Mix
Long-term CAGR (2004 –
2015) = 4.1%
Europe 33%
China 22%
Americas
25%
Japan 7%
-Pacific 8%
Asia
Middle East &
Africa 5%
951
872
547
794
975
944
1,010
1,094
1,100
2007
2008
2009
2010
2011
2012
2013
2014
2015
Class 1
Electric
18%
Class 2
Electric
10%
Class 3
Electric
32%
Class 4 ICE
3%
Class 5 ICE
37%
-44%
-7%
Change over Prior Year
Total
Americas
Brazil
EMEA
JAPIC
+1%
+8%
+6%
Class 4
ICE
5%
Market Size -
$
Class 5
ICE
57%
Class 1
Electric
19%
Class 2
Electric
10%
Class 3
Electric
9%
Global Lift Truck Industry Size
Global Lift Truck Industry Breakdown (Units)
Lift Truck Industry Overview
Solutions
to ENHANCE
Performance
9
0
300
900
1,200
600
Global Lift Truck Industry Size

Lift Truck Business Target Economics Goal and Gap to Target
7% Goal
Achieve minimum
operating profit
margin of 7% at the
peak of the current
market cycle and
7% at mid-cycle of
the next market
cycle
Target
Economics gap
closure can be
achieved
with unit volume…
Stronger Industry
+ Share Growth
= Volume Leverage
LTM 12/31/15 Gap to Target Economics
Actual Lift Truck Operating Profit Margin
5.0%
Margin
Variances
(0.6%)
Unit margin
(0.4%)
Parts/other
(0.2%)
Volume
Variances
2.6%
Manufacturing
variances/other
1.5%
Operating Expenses
1.1%
Lift Truck Operating Profit % Gap
7.0%
10
Solutions
to ENHANCE
Performance

Solutions
to ENHANCE
Performance
Leverage Gained from Moving Volume to Full Manufacturing Capacity
28,000
units of additional volume
$600 -
$700 million
of additional revenue &
$70 million
of operating profit
$30 -
$35 million
fixed cost absorption by moving from current capacity
utilization to full utilization of our manufacturing capacity
$35-$40 million
by meeting target economics in standard margin net of
increased SG&A spread over more units
At Full Capacity:
115,000 units / year
Expected over next 3 –
4 years
11
76%
24%
Used
Unused
Capacity

Over the Remainder of this Market Cycle, Target Volumes Driven by…
Share growth of approx. 1.9% pts
>  Strategic initiatives
>  Share growth is expected to be
approximately 70% of volume
increase required
100
200
300
400
500
2009
2010
2011
2012
2013
2014
2015
EMEA Industry
Actual
Prior Peak
50
100
150
200
250
300
2009
2010
2011
2012
2013
2014
2015
Americas Industry
Actual
Prior Peak
Growth of 10-15% by 2019-2020**
Growth of 5-10% by 2019-2020**
150
250
350
450
2009
2010
2011
2012
2013
2014
2015
Asia Industry
Actual
Prior Peak
Growth of 10-15% by 2019-2020**
**Growth is from 2015 levels
12
Solutions
to ENHANCE
Performance

13
Solutions
to ENHANCE
Performance
Hyster-Yale’s Economic Engine & Core Strategic Initiatives
Basic Business Areas
Our strategies are designed to drive increased share,
which in turn increases the lift truck population, which
drives parts and service volumes.
Geographic
and Product
Balance
Worldwide
Distribution
Strength to Drive
Market Share
Parts and Service
Volume
Large Lift Truck
Population in Service
Volume
Economies
of Scale
Design
Component Commonality
Supply Chain
Manufacturing
Quality
Marketing
Parts
Infrastructure
Capital Requirements
Improve
Warehouse
Position
Enhance
Independent
Distribution
Enhance Big
Truck Market
Position
Strengthen the Sales and
Marketing Organization
Low Cost of
Ownership
Understand
Customer
Needs
Hyster-Yale’s economic engine is driven by increasing unit volume and economies of scale. Core strategic initiatives were designed to drive the economic engine by increasing share...
Commercialize
Nuvera’s
Technology
A large lift truck population base drives parts and service volume resulting in enhanced profitability for dealers and Hyster-Yale
Succeed in
Asia
Solutions
to ENHANCE
Performance

Solutions
to ENHANCE
Performance
Our core strategic initiatives are in various stages of maturity. Share gain is expected to take place as they gain
momentum…
Core Strategic Initiatives –
Stages of Momentum
Solutions
to ENHANCE
Performance
14
Understand Customer Needs
Low Cost of Ownership
Enhance Independent Distribution
Improve Warehouse Position
Succeed in Asia
Enhance Big Truck Market Position
Strengthen Sales and Marketing Organization
Commercialize Nuvera’s
Fuel Cell Technology
Early Stage
Mid
Stage
Achieved
Breakthrough
-

15
Solutions
to ENHANCE
Performance
Core Lift Truck Strategic Initiatives Update
Strategic Objective
Implementation Highlights
Provide the right product and
solution to meet the specific
needs of different customers
across multiple industries
Increasing penetration of the Metals , Trucking
and Paper segments
Gained conquest business at three large
trucking accounts
Introduced efficient battery extraction
solutions for electric truck applications
Strengthening competency for special
engineered  solutions through dedicated
resources
Initiative
Understand
Customer Needs
Strategic Objective
Implementation Highlights
Deliver lowest cost of
ownership for all of our
customers based on
their specific
application
Initiative
Low Cost of
Ownership
Two straight years of triple digit growth in
telematics sales
Launched  additional Tier 4 compliant fuel
efficient engines
Improved energy efficiency and controllability
of electric trucks
Industry's first UL rated Lithium Ion battery for
pedestrian pallet trucks
Outcome:  Win in Targeted Major Accounts and Applications
Outcome: Competitive Advantage across Product Segments
Key Elements
Segmentation of products and
industries
Development of Utility, Standard
and Premium products
Range of options to match needs
of different industries
Targeted sales and marketing
effort
Key Elements
Understand major cost drivers:
Direct (truck price, fuel, service,
operator, uptime)
Indirect (safety, litigation,
pollution)
Implement right solutions
for lower costs
Automated product solutions
Solutions
to ENHANCE
Performance

Core Lift Truck Strategic Initiatives Update
Strategic Objective
Implementation Highlights
•
Develop the
strongest
independent,
exclusive dealer
network
Initiative
Enhance
Independent
Distribution
Strategic Objective
Implementation Highlights
•
Strengthen
penetration of the
growing
warehouse
segment
Initiative
Improve
Warehouse
Position
•
Completed a major restructuring of network in
North America that included a competitor dealer
conversion
•
Growth of our dual brand coverage in North
America
•
6 new dealers appointed in EMEA since the
beginning of 2015 and 3 new dealers appointed
since the beginning of 2016
•
Resources: Adding industry-focused direct salespeople
and solutions and application center expertise
•
Capability:
New products, enhanced selling tools and
trained dealers
•
Products: Targeted solutions for retail applications to
enhance productivity and operations
•
Results: Winning business in 5 out of the top 10 US
retailers’ distribution centers
Outcome:  Best Distribution Channels in the Industry
Outcome: Be a Top Tier Global Competitor in Warehouse
Key Elements
•
Develop all dealers
•
Appoint / convert successful dealers
•
Expand number of dual line dealers
•
Enhance dealer value proposition
•
Combine dealer entrepreneurship
with OEM support
Key Elements
•
Enhance product ranges
•
Unique innovations
•
Continuous quality improvement
•
Develop stronger direct sales
capabilities
•
Develop dealer resources and
specialization
•
Enhance marketing services and
support
16
Solutions
to ENHANCE
Performance

Core Lift Truck Strategic Initiatives Update
Strategic Objective
Implementation Highlights
Initiative
Succeed in Asia
Strategic Objective
Implementation Highlights
Initiative
Enhance Big Truck
Market Position
•
5 new dealers appointed in 2015
•
Direct sales support on large accounts
•
Additional Big Truck sales by leveraging
global metals industry expertise
•
Launched additional UTILEV products
•
Conquest accounts won
•
Enhanced dealer support
capability
•
EMEA had a record year in
Container Handler and
Reachstacker
bookings and a
significant  increase in bookings
from the Steel Industry
•
Expand market
penetration throughout
Asia
•
Increase leading market
position and become vendor
of choice in Big Truck
segment
Outcome: Increase Share and Strengthen Distribution at Accelerated Pace
Outcome: Enhance leading market position in Big Trucks
Key Elements
•
Organic growth through
development of dealer network
and direct selling capabilities
•
Development of long-term
strategic partnerships
•
Development of right products
•
Development of support
infrastructure
Key Elements
•
New products
•
Business unit concept in each
region
•
Global team coordination
•
Focus on industry and solutions
•
Success with large port
operators
•
Comprehensive Tier 4 offering
17
Solutions
to ENHANCE
Performance

Core Lift Truck Strategic Initiatives Update
Strategic Objective
Implementation Highlights
Initiative
Strengthen Sales
and Marketing
Organization
•
Recruited experienced individuals with
deep knowledge of the lift truck
business
•
Added expertise in dealer
management, account identification
and coverage, financial merchandising
and solutions development
•
Added expertise to focus on
implementing standard sales
processes in our independent dealers
•
Expanded investment in National and
Major Account sales and support -
winning conquest accounts
•
Increased global collaboration to
maximize efficiencies and
effectiveness
•
Strengthen and align sales
and marketing organization
in all geographic regions
Outcome: Gain momentum leading to higher unit volumes and enhanced market share
Key Elements
•
Greater accountability for
results through smaller sales
management areas
•
Leaders provided with new
tools and enhanced reporting
capabilities
•
Solutions Organization
integrates Engineering and
Special Product Engineering
(SPED) function with Sales and
improves Technical Sales
Support
•
Major focus on account
identification and coverage
•
Implementing new sales
approach with appropriate
tools to enhance solutions
selling skills
Solutions
to ENHANCE
Performance

Nuvera
Hydrogen Power Business

Strategic Objective
Key Elements
Initiative
Commercialize
Nuvera’s Fuel
Cell Technology
•
Enables active participation in
the growing hydrogen and fuel
cell market
•
Integration of Nuvera’s
technology into Hyster-Yale’s
lift truck product range
•
Supports other key strategic
initiatives: meeting customer
needs, providing lowest cost
of ownership, enhancing
independent distribution &
increasing presence in the
warehouse products market,
all of which are designed to
help gain share in the lift truck
business
Outcome: Successfully create an integrated fuel cell power solution option for customers
•
Commercialize Nuvera’s
technology through
introduction of new fuel
cell and improved
hydrogen generation
products to enhance our
lift truck business value
proposition and to
support other share gain
initiatives
•
Expand power solution
options for customers
Implementation Highlights
•
Secured first total power solution
agreement with a customer in Q4
2015
•
Shipment of PowerEdge
®
units, lift
trucks and PowerTap
®
system
expected in mid-2016
•
Early stages of PowerEdge
®
unit
production began in late 2015
•
Exploring other complementary
market opportunities, including
automotive, construction equipment,
aerospace and seaports
19
Solutions
to ENHANCE
Performance

20
Solutions
to ENHANCE
Performance
Hydrogen Power for Lift Trucks
Hyster-Yale acquired Nuvera
in December 2014 and intends to use the technology to offer its customers a unique and value-creating packaged total power solution.
Advantages and Opportunities
Limited Maintenance
Emissions Free
Scalable Solution
Constant Power
Rapid Refueling
Emerging Market
Adoption by Major
Users
Solutions
to ENHANCE
Performance

The Hydrogen Power Market
25-50%
Short Term Target
N. America Lift Truck Market
electric trucks  sold
per year
140,000+
Estimated up to
can benefit from
Fuel Cell solutions
Source: David Greene et. al., Status and Outlook for the U.S. Non-Automotive Fuel Cell
Industry:  Impacts of Government Policies and Assessment of Future Opportunities, Oak
Ridge National Laboratory, May 2011 (ORNL/TM-2011/101).
Fuel Cell Power penetration projected to triple by 2025
ling and changing batteries
Constant Power
Power throughout shift
and improved truck
electronic life
* Depending on application
Economics
Significant ROI*
Productivity Increase
Time saved refueling and
changing batteries
Constant Power
Power throughout shift
and improved truck
electronic life
Environmentally Clean
Minimal carbon footprint
and zero indoor
emissions
Floor Space
Utilization
Recapture battery storage and
charging floor space
21
Solutions
to ENHANCE
Performance

22
Solutions
to ENHANCE
Performance
The Nuvera
Total Power Solution
PowerTap
®
Hydrogen
Generation
PowerEdge
®
Fuel Cell
Orion
®
Fuel Cell Engine
Hydrogen Refueling
Low fixed costs ideal for
small to medium size
fleets
Scalable
Onsite generation
Current:  ideally suited to
lift truck customer
Next Generation:  Leap in
power density &
efficiency opens
opportunities
Total
Power
Solution
Solutions
to ENHANCE
Performance

Engine

23
Solutions
to ENHANCE
Performance
Capturing More Lifecycle Value
Truck
Truck
Hyster-Yale
HY/Dealer
Utility Company
Utility Company
Nuvera/Dealer
PowerEdge®
PowerEdge®
Nuvera
HY/Dealer
Truck
Truck
Hyster-Yale
Lead Acid Battery*
PowerEdge
®
Solution*
Batteries
&
Charger
Batteries
&
Charger
Battery Supplier
Eligible for
30% US Tax
Credit
(1)
Eligible for
30% US Tax
Credit
(1)
_____________________
(1)
Currently
set to expire on 1/1/17
Batteries
$18-20k lifetime
spend ($12k for 3
batteries / $6-8k
for 1 charger)
Solutions
to ENHANCE
Performance
Energy
Maint
Energy
Fuel
(PowerTap®)
Maint

*Representative Total Cost of Operation based on NREL 2013 report

Solutions
to ENHANCE
Performance
Why
Hydrogen
Purchased for a small
investment amount
Investing pre-tax expense
dollars to break-even
Solutions across Hydrogen
Value Chain
Strong IP / Patent
portfolio
Pipeline of new
technologies and solutions
Rapid usage development
in major user fleets
Only one main
competitor in lift truck
space
Developing turnkey
option for lift truck
customers
Provides strong base for
entry into other
industries
Becoming core power
source alternative for lift
trucks
Our Hydrogen Power Business
24
Solutions
to ENHANCE
Performance
The Nuvera Story

25
Solutions
to ENHANCE
Performance
The Nuvera Plan
Develop PowerEdge
®
units for full
range of electric lift trucks
Build selling capacity
First order for PowerEdge
®
units
booked in Q4 2015
Mean time between failure (MTBF)
improvements to PowerTap
®
PT 50
Hercules
®
and Orion
®
2 technology
development
Hyster-Yale dealer engagement
“Try-to-buy” PowerEdge
®
program
Turnkey Total Power Solution
Build customer based industry and
application solutions
Hercules
®
and Orion
®
2 product
development
Cost reduction engineering to meet
target costs
PowerTap
®
PT 250 development
Phase 1
2015 -
2016
Phase 1
2015 -
2016
Phase 3
2017 –
2018
Phase 3
2017 –
2018
Phase 2
2016 –
2017
Phase 2
2016 –
2017
700 PowerEdge
®
and 10 PowerTap
®
units per quarter at target margins
achieves break-even operating profit
performance
Develop incremental partner
opportunities in other industries
Launch Hercules and Orion
®
2
Integrated fuel cell engines for full
range of Hyster-Yale products
Capture full aftermarket potential
PowerTap
®
PT 250 launch
Solutions
to ENHANCE
Performance

26
Solutions
to ENHANCE
Performance
2015 Fourth Quarter Highlights
•
Lift truck segment revenue decline driven by significant unfavorable currency, lower unit volumes and a shift in mix to lower-priced trucks
Decrease in lift truck operating results from:
-
Lower volumes, a shift in sales to lower-margin products and lower prices
+   Lower product costs & lower freight, as well as lower operating expenses
•
Nuvera spend was on target with original guidance given
2015 Fourth Quarter Highlights
Short-term Outlook
($ in millions)
•
Global lift truck markets expected to be roughly stable, driven positively by the Western European market, with a moderating
Americas market and weakening JAPIC market
Operating profit and net income expected to be lower with
increases in sales and parts volumes offset by higher operating expenses and shift in sales mix to lift trucks with lower average profit margins.
Lower operating profit in first half of the year with
improvements coming during the second half
•
Nuvera
operating
loss
expected
to
be
$23
-
$26
million
in
2016
Consolidated Revenue
Lift Truck Operating Profit
Nuvera Operating
Loss
Consolidated
Operating Profit
Consolidated
Net Income
EBITDA
2015 Fourth Quarter
LTM 12/31/15
$645.0
32.3
(6.1)
26.2
17.2
$36.3
100.0%
5.0%
(0.9)%
4.1%
2.7%
5.6%
$2,578.1
128.1
(24.6)
103.5
74.7
$136.6
100.0%
5.0%
(1.0)%
4.0%
2.9%
5.3%
Solutions
to ENHANCE
Performance

Solutions
to ENHANCE
Performance
27
Valuation Approach By Business
Lift Truck Business
Lift Truck Business
Fuel Cell Business
Fuel Cell Business
Board Oversight as Separate Businesses
Incentives Tied to Individual Businesses
Strong Operating Cash Generation
Market Leading Products and Position
Mature Cyclical Industry
Value using Traditional Valuation Model of
EBITDA Multiple on a Net Debt Basis
Developing / Technology Industry
Distinct Technology / Patents in Fuel Cell
and Hydrogen Generation
Operating Cash Invested in New Product
Commercialization / Ramp Up
Value as Venture Business with Developed
Technology

28
Solutions
to ENHANCE
Performance
Our Competitive Advantages
Able to meet customers needs globally
Global economies of scale
Young/ fresh product line
Broad array of power options
Fuel-cell power options
Source of aftermarket profitability
Barrier to entry
Global
Full Product Line
Field Population
Dealer Relationships
Independent distribution model
Exclusive distribution
Combine OEM excellence with entrepreneurial
distribution focused on customer
Long relationships
Able to meet most needs
National Account programs
Customer Relationships
High performance metrics
Large fleet program
Aftermarket Support
Employee Relationships
Engaged workforce
Experienced leadership
Equal treatment
High return for our stockholders
Low capital employed structure
Partnership relationships to limit capital needs
Strong Return on Capital
Solutions
to ENHANCE
Performance

HYSTER-YALE
HYSTER-YALE
A Solid Investment Option
Strong Balance
Sheet
Cash Generation &
Commitment to
Shareholder Return
Investment & Growth in
Game Changing Technologies
Leading Products &
Market Position
Strategies to Gain
Share in Growth
Segments & Markets
Customer Focused &
Solutions Oriented
29
Solutions
to ENHANCE
Performance

Solutions
to ENHANCE
Performance
Hyster-Yale Use of Cash Priorities
Return Cash to Stockholders
Investments in Adjacent or Complementary
Businesses
Investments in Hydrogen Power Business
Investments in Share Gain Programs
Investments in Core Lift Truck Business
Strategic initiatives to accelerate growth or enhance margins
Acquisitions of technologies and other forklift-related
businesses
2013
2014
2015
Annual Dividends
(1)
$16.7m
$1.00/share
$17.8m
$1.10/share
$18.4m
$1.14/share
2012 to 2014
Share Buyback
$49.8m  /   694,653 shares of Class A common stock
n
(1)
Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after each May increase in 2014 and 2015
Investments to commercialize Nuvera’s technology

Solutions to ENHANCE Performance Appendix

Non-GAAP Disclosure
Adjusted
Lift
Truck
Business
Operating
Profit,
EBITDA
and
return
on
total
capital
employed
are
not
measurements
under
U.S.
GAAP,
should
not
be
considered
in
isolation
or
as
a
substitute
for
GAAP
measures,
and
are
not
necessarily
comparable
with
similarly
titled
measures
of
other
companies.
Hyster-Yale
defines
each
as
the
following:
Adjusted
Lift
Truck
Business
Operating
Profit
is
defined
as
Lift
Truck
Operating
Profit,
as
reported,
adjusted
for
the
pre-tax
effect
of
the
$17.7
million
gain
on
sale
from
the
Brazil
land
and
facility
in
2014;
EBITDA
is
defined
as
income
before
income
taxes
and
noncontrolling
interest
income
(loss)
plus
net
interest
expense
and
depreciation
and
amortization
expense;
Return
on
total
capital
employed
(“ROTCE”)
is
defined
as
net
income
before
interest
expense,
after
tax,
divided
by
average
capital
employed.
Average
capital
employed
is
defined
as
average
stockholders’
equity
plus
average
debt
less
average
cash.
For
reconciliations
from
GAAP
measurements
to
non-GAAP
measurements,
see
the
following
pages.
32
Solutions
to ENHANCE
Performance

Non-GAAP Reconciliation
Year Ended December 31
2011
2012
2013
2014
2015
Reconciliation of EBITDA
Net income attributable to stockholders
$82.6
$98.0
$110.0
$109.8
$74.7
Noncontrolling interest income (loss)
–
0.1
0.2
0.4
0.4
Income taxes provision
18.9
7.0
17.2
39.9
29.4
Interest expense
15.8
12.4
9.0
3.9
4.7
Interest income
(1.8)
(1.5)
(1.8)
(1.1)
(1.5)
Depreciation and amortization expense
31.3
28.0
30.2
29.7
28.9
EBITDA
$146.8
$144.0
$164.8
$182.6
$136.6
($ in millions)
_____________________
Note: EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. EBITDA does not represent net income, as defined by U.S. GAAP and should not be considered as a substitute for net income or net loss, or as an indicator of operating performance. The Company defines EBITDA as income before income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.
33
Solutions
to ENHANCE
Performance

Solutions
to ENHANCE
Performance
Non-GAAP Reconciliation (continued)
($ in millions)
_____________________
Note: Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company’s cost of capital employed, which includes both equity and debt securities, net of cash.
Reconciliation of Return on Total Capital Employed (ROTCE)
2015
2015  Average Stockholders’ Equity (12/31/15,
9/30/15, 6/30/15, 3/31/15, and 12/31/14)
$449.7
2015 Average Debt (12/31/15,
9/30/15, 6/30/15, 3/31/15, and 12/31/14)
44.1
2015 Average
Cash (12/31/15, 9/30/15, 6/30/15, 3/31/15, and 12/31/14)
(114.3)
2015
$379.4
2015
Net income
$74.7
Plus: 2015 Interest expense, net
3.2
Less: Income taxes on interest expense,  net at 38%
(1.2)
Actual return on capital employed = actual net income before interest expense, net, after tax
$76.7
Actual return on capital employed percentage
20.2%
average capital employed

Cash Flow before Financing Calculation
($ in millions)
Year Ended December 31
2011
2012
2013
2014
2015
Reconciliation of Cash Flow before Financing
Net cash provided by operations
$54.6
$128.7
$152.9
$100.0
$89.4
Net cash used for investing activities
(15.9)
(19.5)
(26.1)
(44.4)
(31.3)
Cash Flow before Financing
$38.7
$109.2
$126.8
$55.6
$58.1
Solutions
to ENHANCE
Performance

Supplemental Information Solutions to ENHANCE Performance

Solutions
to ENHANCE
Performance
The History of Hyster-Yale and its brands
Hyster founded in Portland, Oregon as the Willamette Ersted Company
1929
1944
Company name officially changed to Hyster Company
1875
Yale Lock Mfg. broadens its scope into materials handling
1963
Yale forklift truck business merges with Eaton Mfg. Industrial Truck Division
1971
Yale forges a partnership with Sumitomo Ltd
1989
1989
Hyster and Yale merge to form NACCO Materials Handling Group (NMHG)
2012
2012
1985
Yale acquired by NACCO Industries
1989
Hyster acquired by NACCO Industries
Hyster-Yale formed as independent public company following spin-off by NACCO
2011
2011
NMHG introduces the UTILEV lift truck for the utility segment of the market
2014
2014
NMHG, HY’s operating company, acquires Nuvera to enter the fast-growing hydrogen fuel cell market
2016
2016
NMHG renamed Hyster-Yale Group
37
Solutions
to ENHANCE
Performance

Solutions to ENHANCE Performance Hyster-Yale Global Footprint 38

Solutions
to ENHANCE
Performance
Historical Consolidated Revenue
($ in millions)
39
$0
$1,000
$2,000
$3,000
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Solutions
to ENHANCE
Performance
$2,057
$2,400
$2,489
$2,720
$2,824
$1,475
$1,802
$2,541
$2,469
$2,666
$2,767
$2,578

_____________________
(1)
Lift Truck Segment Operating Profit, as reported
(2)
Adjusted Lift Truck Segment Operating Profit, which excludes a $17.7 million pre-tax gain on the sale of the Brazil land and facility, is a non-GAAP measure and should not be considered in isolation or as a substitute for the
GAAP measure. Management believes that this measure assists the investor in understanding the results of operations. For discussion of non-GAAP items and the related reconciliations to GAAP measures, see information in the
Appendix starting on page 32.
($ in millions)
2.0% Gap
Closure
Prior Cycle Market Peak
Mid-Cycle Market
Lift Truck Business Operating Profit Trends and % of Sales
7% TARGET
40
$57.5
$111.7
$134.4
$133.3
$128.1
2.1%
4.5%
5.0%
4.8%
5.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0
2007
2012
2013
2014
2015
$151.0
(1)
(2)
5.5%
$151.0
5.5%
Solutions
to ENHANCE
Performance

Solutions
to ENHANCE
Performance
Our Business Has Been Transformed
Comprehensive, updated product line
Average product age since last upgrade –
less than 4 years
Designed to meet customer needs
and provide low overall cost of ownership
Multiple power solutions to meet
performance, cost, and environmental
needs
Product Range
Product Range
Manufacturing
Manufacturing
Globally integrated, lean operations with
economies of scale
Assembled in market of sale
Continuous efficiency improvements
DFT implementation globally
41
Solutions
to ENHANCE
Performance

42
Solutions
to ENHANCE
Performance
Our Business Has Been Transformed
Centralized supply chain
management
Highly flexible low cost supply
chain
30%+ low cost country
sourcing
Concentrated supplier base
Intense focus on supplier
quality
Supply Chain
Supply Chain
Aftermarket
Aftermarket
Quality
Quality
Customer driven programs
North America’s warranty
rates reduced significantly
over the last five years
Model Year upgrades
High first time fill %
Comprehensive all makes
parts program
Strong Fleet management
program
Telematics solutions across
product line
Solutions
to ENHANCE
Performance

Solutions
to ENHANCE
Performance
Lift Truck Overview and Sources of Revenue
•
Leading global lift truck manufacturer in terms of units sold
–
#3 globally in 2014
–
Large installed base that drives parts sales
–
Over 830,000 units worldwide
–
Sales of 86,900 units in 2015
–
Sales of >4,700 units at SN JV in Japan & Asia in 2015
2015 Worldwide Sales by Product
2015 Sales by Geography
2015 Retail Shipments by End Market
(1)
Key Highlights
•
Diverse customer and application base
•
Global independent dealer network
•
Comprehensive, updated global product line
•
Globally integrated operations with economies of scale
•
Experienced management team
Europe, Africa
& Middle East
24%
Asia-
Pacific
8%
Americas
69%
Electric Units
30%
Parts
13%
Other
5%
Internal
Combustion
Engine
Units
(2)
52%
Freight & Logistics
11%
Home Centers/
Retail
18%
Rental
9%
Paper
5%
Other
9%
Manufacturing
23%
Wholesale
Distribution
13%
Food & Beverage
12%
Solutions
to ENHANCE
Performance
43
_____________________
(1)
Represents Hyster-Yale North American unit shipments by industry.
(2)
Includes Big Truck sales that represent 12.3% of total sales.

Solutions
to ENHANCE
Performance
Distribution Channel Strength and Diverse Customer Base
Blue Chip Customer Base
Over 1,000
global dealer
locations
More than
2,000
application
consultants
Over 11,000
service
technicians
National Accounts Profile
National
Accounts
16%
Independent
Dealers
84%
Solutions
to ENHANCE
Performance
44
Independent Dealer Network
Distribution Mix
•
Focused on strategic customers with centralized
purchasing and geographically dispersed
operations across dealer territories
•
Fleet Management Program provides customers
with value-added services that include service,
aftermarket parts and comprehensive
management of materials handling needs
•
Two brand network strategy optimizes local
presence and customer reach
•
Key differentiating factors:
•
Long-term relationships with dealers
•
Territorial exclusivity encourages strong,
long-term relationships with customers
•
Brand exclusivity ensures dealers’ selling
efforts focused on Hyster-Yale products

45
Solutions
to ENHANCE
Performance
Positive Environment to Gain Share and Margin Performance Over Next Two Years
Product gaps filled to position Hyster-Yale in most application segments and improve margins
Second-tier competitors in the ICE segment more vulnerable due to their weak economies of scale position
Key warehouse segment competitors are regional
Key Big Truck segment competitors are niche
Over the longer-term, as core strategic initiatives are executed and mature, share gains are expected to occur
Solutions
to ENHANCE
Performance

Solutions
to ENHANCE
Performance
Our Long-Term Philosophy
Long-term
growth
Long-term
shareholders
Shareholder
protection
Senior
management
incentivized as
long-term
shareholders
Increase
shareholder value
Return on Capital
Employed and Market
Share Increase focus
Solutions
to ENHANCE
Performance
46